UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2008

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

On July 24, 2008, Osiris Therapeutics, Inc. (the “Company”) and NuVasive, Inc. (“NuVasive”) entered into a Manufacturing Agreement, pursuant to the terms of which the Company will continue to process and supply Osteocel to NuVasive for a period of approximately the next eighteen months.  The Manufacturing Agreement was entered into concurrent with the technology assets closing under that certain Asset Purchase Agreement dated as of May 8, 2008 by and between the Company and NuVasive, as further described in Item 2.01 of this Current Report on Form 8-K and the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 3, 2008.  Under the terms of the Manufacturing Agreement, NuVasive is responsible for submitting binding purchase orders to the Company, for stated minimum quantities of Osteocel over certain stated periods.  Assuming that the Company can produce sufficient quantities in a timely manner, the Company estimates that it will have the opportunity to generate in excess of $50.0 million in revenue related to the manufacture and supply of Osteocel pursuant to the Manufacturing Agreement over a period of approximately the next eighteen months.

A copy of the form of Manufacturing Agreement is referenced as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference to Appendix B to the Company’s Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on July 3, 2008.  The discussion above is qualified in its entirety by the actual terms and provisions of the Manufacturing Agreement.

Item 2.01          Completion of Acquisition or Disposition of Assets

On July 24, 2008, the “technology assets closing” occurred under the terms of the Asset Purchase Agreement.  At the technology assets closing, the Company transferred to NuVasive technology and other business assets related to the first generation Osteocel product line, including intellectual property, permits, data and records, and contract rights related to the development, manufacturing and sale of Osteocel® and Osteocel XO®.  In addition, the Company and NuVasive entered into the Manufacturing Agreement described in Item 1.01 of this Current Report on Form 8-K.

The Company received a $35 million payment from NuVasive at the technology assets closing.  In addition to the initial $35 million upfront payment, the Company may receive up to $50 million in milestone payments, including $22.5 million fro the delivery of product, an additional $12.5 million milestone payment upon transfer of certain manufacturing assets, and a $15 million payment upon NuVasive’s achievement of $35 million in cumulative Osteocel sales. The Asset Purchase Agreement and the consummation of the transactions contemplated thereby were approved by the Company’s shareholders at a special meeting held on July 24, 2008. A copy of the Asset Purchase Agreement is referenced as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on July 3, 2008. The above discussion is qualified in its entirety by the actual terms and provisions of the Asset Purchase Agreement.

A copy of the press release that the Company issued to announce consummation of the technology assets closing is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01          Other Events

On July 24, 2008 at a special meeting of shareholders, the Asset Purchase Agreement and the transactions contemplated thereby were approved by the Company’s shareholders.  Over 20.2 million votes were cast for approval and 11,389 votes were cast against.  Also on July 24, 2008, a motion for a temporary restraining order filed on July 23, 2008 by Blackstone Medical, Inc., a wholly owned subsidiary of Orthofix International, N.V., seeking to prevent the technology assets closing was denied following a hearing in the United States District Court District of Massachusetts Springfield Division, clearing the way for the consummation of the technology assets closing.

Item 9.01          Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

                None

(b)           Pro forma financial information.

In accordance with Item 9.01(b)(1) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 9.1.

(d)           Exhibits.

9.1          Unaudited pro forma financial statements of the Company for the three months ended March 31, 2008, and the year ended December 31, 2007.

10.1        Form of Manufacturing Agreement by and between the Company and NuVasive, dated as of July 24, 2008 (incorporated by reference to Appendix B to the Company’s Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on July 3, 2008).

10.2        Asset Purchase Agreement by and between the Company and NuVasive, dated as of May 8, 2008 (incorporated by reference to Appendix A to  the Company’s Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on July 3, 2008).

99.1        Press Release of the Company, dated July 24, 2008.

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Risks and uncertainties related to the sale of our Osteocel assets and related transactions include typical business transactional risks, the risk of  changing relationships with customers, suppliers or employees; and the risk that we may not be able to fully perform or to manufacture sufficient quantities of product for any reason, including raw material availability, to generate milestone payments and manufacturing revenue. Additional factors that could cause our actual results to differ materially from those anticipated in forward-looking statements, include the factors described in the sections entitled “Risk Factors” in both our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission and our Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on July 3, 2008. You should not unduly rely on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: July 28, 2008	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Principal Accounting Officer